Fees Summary	Nov. 18, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,492,687,500
Previously Paid Amount	0
Total Fee Amount	228,530.46
Total Offset Amount	0
Net Fee	$ 228,530.46